UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K/A
(Amendment No. 1)
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

New Age Beverages Corporation
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)
001-38014	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

1700 E. 68th Avenue, Denver, CO 80229
(Address of principal executive offices) (Zip Code)

(303) 289-8655
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements included in the Exhibits to this Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding the business and financial prospects of Morinda Holdings, Inc. (“Morinda”), the amount of contingent consideration that will be payable pursuant to our Series D Preferred Stock, the likelihood of future financing developments that will trigger payments of up to $25.0 million of additional consideration to the former Morinda shareholders, our estimated or anticipated future results, and future opportunities. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding our business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which we operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which we operate; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of our management team; and those discussed under the heading “Risk Factors,” as updated from time to time by our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents we file with the Securities and Exchange Commission. There may be additional risks that we presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide our expectations, plans or forecasts of future events and views as of the date of this communication. We anticipate that subsequent events and developments will cause our assessments to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our assessments as of any date subsequent to the date of this communication.

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on 8-K filed by New Age Beverages Corporation (the “Company”) with the Securities and Exchange Commission on December 27, 2018 (the “Original 8-K”). This Amendment amends the Original 8-K to include the financial statements and proforma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.  In accordance with Item 9.01(a), (i) audited financial statements of Morinda Holdings, Inc. (“Morinda”) for the prior two fiscal years ended December 31, 2017 and 2016, are filed herewith as Exhibit 99.1, and (ii) unaudited financial statements of Morinda for the nine-month interim periods ended September 30, 2018 and 2017, are filed herewith as Exhibit 99.2.

(b)       Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of New Age Beverages Corporation (the “Company”) and Morinda, as of September 30, 2018, for the nine months ended September 30, 2018, and for the year ended December 31, 2017, are filed herewith as Exhibit 99.3.

(d)       Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Audited financial statements of Morinda for the fiscal years ended December 31, 2017 and 2016
99.2	Unaudited financial statements of Morinda for the nine-month interim periods ended September 30, 2018 and 2017
99.3
Unaudited pro forma condensed combined financial information of the Company and Morinda, as of September 30, 2018, for the nine months ended September 30, 2018, and for the year ended December 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW AGE BEVERAGES CORPORATION

Date: March 1, 2019	By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer